                                                                EXHIBIT 10.21



                          WARRANT AGREEMENT BETWEEN


                       APPLIED DIGITAL SOLUTIONS, INC.


                                     AND


                           IBM CREDIT CORPORATION

                               TABLE OF CONTENTS

                                                                          PAGE


1.   Exercise and Expiration of Warrant......................................1

2.   Representations.........................................................2

3.   Certain Agreements of the Company.......................................3

4.   Antidilution Adjustments................................................4

5.   Registration Rights.....................................................4

6.   Treatment of Warrant in the Event of an Acquisition Transaction.........4

7.   Transfer, Exchange, Replacement, Underwriter's Lockup...................5

8.   Notices.................................................................6

9.   Governing Law; Jurisdiction and Venue...................................6

10.  Miscellaneous...........................................................6


Appendix A -- Definitions
Appendix B -- Antidilution Provisions
Appendix C -- Registration Rights


                                    -i-

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

                           STOCK PURCHASE WARRANT

         Neither this Warrant nor the Warrant Shares as defined herein have been registered under the Securities Act of 1933, as amended, or any applicable state securities laws. Neither this Warrant nor the Warrant Shares may be sold or transferred in the absence of such registration or any exemption from such registration.



             Right to Purchase 2,894,714 Shares of Common Stock

                         Dated as of August 21, 2002


         Applied Digital Solutions, Inc., a Missouri corporation (the "Company"), grants IBM Credit Corporation, a Delaware corporation, ("IBM"
 -------                                                             ---
and each of its successors and assigns, a "Holder") a warrant (this
                                           ------
"Warrant") to purchase the Warrant Shares at the Purchase Price. Capitalized
 -------
terms not otherwise defined have the definitions set forth in Appendix A.
                                                              ----------

         1.       Exercise and Expiration of Warrant.
                  ----------------------------------

         (a) This Warrant is immediately exercisable and will expire upon the fifth anniversary of the date of this Warrant. "Exercise Period"
                                                         ---------------
shall mean the period of time between the date hereof and the expiration of this Warrant in accordance with the terms hereof.

         (b) This Warrant may be exercised during the Exercise Period by the Holder, in whole or in part, by delivering this Warrant to the Company with (i) payment of the Purchase Price in U.S. dollars, or (ii) by delivery to the Company of a written notice of an election to effect a cashless exercise for Warrant Shares pursuant to this Section l(b) ("Cashless Exercise"). To effect a Cashless Exercise, the Holder will
  -----------------
surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between (i) the then current Market Price of a share of the Common Stock on the date of exercise and (ii) the Purchase Price, and the denominator of which shall be the then current Market Price per share of Common Stock. In the event that this Warrant is not exercised in full immediately prior to the end of the Exercise Period and at such time the then current Market Price of a share of the Common Stock is greater than the Purchase Price, this Warrant shall be deemed automatically exercised as to the remaining Warrant Shares at such time by Cashless Exercise without the delivery of any written notice from the Holder.

         (c) Upon exercise of this Warrant, the Company will issue to the Holder (i) a certificate or certificates for the number of full Warrant Shares to which the Holder shall be entitled upon such exercise plus the value of any fractional share to which the Holder would otherwise be entitled, and (ii) in case such exercise is in part only, a new warrant or warrants representing the remaining Warrant Shares.


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

         (d) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered pursuant to Section l(b).

         2.       Representations.
                  ---------------

         (a) By the Holder. The Holder represents and warrants to the Company as follows:

                  (i) It is an "accredited investor" within the meaning of Rule 501 of the Securities Act. This Warrant is acquired for the Holder's own account for investment purposes and not with a view to any offering or distribution within the meaning of the Securities Act and any applicable state securities laws. The Holder has no present intention of selling or otherwise disposing of the Warrant or the Warrant Shares in violation of such laws; and

                  (ii)     The Holder has sufficient knowledge and
expertise in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Company. The Holder understands that this investment involves a high degree of risk and could result in a substantial or complete loss of its investment. The Holder is capable of bearing the economic risks of such investment.

The Holder acknowledges that the Company has indicated that the Warrant and the Warrant Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements thereof, and that the Warrant Shares will bear a legend stating that such securities have not been registered under the Securities Act and may not be sold or transferred in the absence of such registration or an exemption from such registration.

         (b)      By the Company.  The Company represents and warrants that:

                  (i) It (A) is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization, (B) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to consummate the transactions contemplated hereby and (C) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

                  (ii) It has outstanding as of the date hereof but before giving effect to this Warrant, 277,572,699 shares of Common Stock, calculated on a fully diluted basis, giving effect to the conversion of all options, warrants, rights and other securities convertible into, or exchangeable for, Common Stock.

                  (iii) The execution, delivery and performance by the Company of this Warrant (A) has been duly authorized by all necessary corporate action, (B) does not and will not contravene the Company's charter or bylaws or any other organizational document and (C) does not and will not contravene any applicable law or any contractual restriction binding on or otherwise affecting the Company or any of its properties or result in a default under any agreement or instrument to which the Company is a party or by which the Company or its properties may be subject.

                  (iv) This Warrant has been duly executed and delivered by the Company, and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting the rights of creditors generally and general principles of equity.

                  (v) Assuming the accuracy of the representations made by the Holder in Section 2(a) hereof, no authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any governmental authority is or will be necessary in connection with the execution and delivery by the Company of this Warrant, the issuance by the Company of the Warrant Shares, the consummation of the transactions contemplated hereby, the performance of or compliance with the terms and conditions hereof, or to ensure the legality, validity, and enforceability hereof.

                  (vi) The Company has reserved solely for issuance and delivery upon the exercise of this Warrant, such number of shares of Common Stock to provide for the exercise in full of this Warrant.

                  (vii) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration, or the filing of a prospectus qualifying the distribution, of this Warrant being issued hereby under the Securities Act or cause the issuance of this Warrant to be integrated with any prior offering of securities of the Company for purposes of the Securities Act.

         3.       Certain Agreements of the Company.  The Company agrees as
                  ---------------------------------
follows:

         (a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, claims and encumbrances.

         (b) Authorization and Reservation of Shares. During the Exercise Period, the Company shall have duly authorized a sufficient number of shares of Common Stock, free from preemptive rights and from any other restrictions imposed by the Company without the consent of the Holder, to provide for the exercise in full of this Warrant. The Company shall at all times during the Exercise Period reserve and keep available out of such authorized but unissued shares of Common Stock such number of shares to provide for the exercise in full of this Warrant.

         (c) Listing. In connection with the Holder's exercise of Registration Rights hereunder, the Company shall use its best efforts to promptly secure the listing of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain such listing for so long as any other shares of Common Stock shall be so listed.

         (d) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

         (e) Successors and Assigns. Except as expressly provided otherwise herein, this Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

         (f) Blue Sky Laws. The Company shall, on or before the date of issuance of any Warrant Shares, take such actions as the Company shall reasonably determine are necessary to qualify the Warrant Shares for, or obtain exemption for the Warrant Shares for, sale to the Holder of this Warrant upon the exercise hereof under applicable securities or "blue sky" laws of the states of the United States, and shall provide written evidence of any such action so taken to the Holder of this Warrant prior to such date; provided, however, that the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process in any such jurisdiction.

         (g) Rule 144 Reports. For so long as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall take all actions reasonably necessary to enable the Holder to sell the Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC, including filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of the Holder, the Company shall deliver to the Holder a written statement as to whether it has complied with such requirements.

         4.       Antidilution Adjustments. The Purchase Price and the
                  ------------------------
number of Warrant Shares may be adjusted from time to time as set forth in Appendix B.
----------

         5.       Registration Rights. The Warrant shall have the
                  -------------------
Registration Rights set forth in Appendix C.
                                 ----------

         6.       Treatment of Warrant in the Event of an Acquisition
                  ---------------------------------------------------
Transaction. If the Company undertakes an Acquisition Transaction then the
-----------
Company shall give prompt notice of such transaction to the Holder and, at the Holder's election, either (i) cause the Company Acquiror to assume this Warrant and cause provision to be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the Warrant Shares (as such term is modified in accordance with this Section 6), whereupon the Company shall be released from this Warrant, or (ii) cause the Company to pay the Warrant Value to the Holder upon consummation of the Acquisition Transaction. If the Company undertakes an Acquisition Transaction and does not pay the Warrant Value to the Holder pursuant to the foregoing clause
(ii), this Warrant shall remain outstanding in accordance with its terms and all references to the "Company" shall apply to the Company Acquiror and all references to the "Warrant Shares" shall apply to the common stock of the Company Acquiror, and appropriate modifications to the other terms of this Warrant, including without limitation the amount of Warrant Shares and the Purchase Price, shall be made

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

to take into account the Warrant Value as of the date of the Acquisition Transaction.

         7.       Transfer, Exchange, Replacement, Underwriter's Lockup.
                  -----------------------------------------------------

         (a) Transferability. (i) The Holder covenants not to transfer this Warrant or the Warrant Shares except in compliance with this Section 7(a). Subject to compliance with the transfer restrictions set forth in clause (ii) of this Section 7(a), this Warrant, the Warrant Shares and the rights granted to the Holder hereof are freely transferable, in whole or in part, upon surrender of this Warrant, together with an assignment form, at the office or agency of the Company referred to in Section 8 below.

                  (ii) The Holder shall not effect any transfer except pursuant to a transaction either registered, or exempt from registration, under the Securities Act. Prior to any transfer in reliance upon an exemption from such registration other than Rule 144 of the Securities Act, the Holder shall provide to the Company an opinion letter from counsel to the Holder (which counsel may include in-house counsel), reasonably satisfactory to the Company, opining that such transfer does not require registration under the Securities Act. The transferee, by acceptance of this Warrant, acknowledges that it takes such warrant subject to the terms and conditions hereof. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered Holder hereof as the owner hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

         (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Company referred to in Section 8 below, for new warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new warrants to represent the right to purchase such number of shares as shall be designated by the Holder hereof at the time of such surrender.

         (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such logs, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution, and delivery of warrants pursuant to this Section 8. The Company shall indemnify and reimburse the Holder of this Warrant for all costs and expenses (including legal fees) incurred by such Holder in connection with the enforcement of its rights hereunder.

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

         (e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

         8.       Notices. Any notices required or permitted to be given
                  -------
under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed telecopy, in each ease addressed to a party. The addresses for such communications shall be:

        -----------------------------------------------------------------------
        If to the Company:                        If to IBM:

        APPLIED DIGITAL SOLUTIONS, INC.           IBM Credit Corporation
        400 Royal Palm Way, Suite 410             North Castle Drive
        Palm Beach, FL  33480                     Armonk, New York  10504
        Attention: Jerome C. Artigliere,          Attention:  Bill Doscas, VP,
        SVP, COO and Assistant Treasurer          Finance & Planning
        -----------------------------------------------------------------------

If to any other Holder, at such address as such Holder shall have provided in writing to the Company, or at such other address as any Holder furnishes by notice given in accordance with this Section 8.

         9.       Governing Law; Jurisdiction and Venue. This Warrant shall
                  -------------------------------------
be governed by the laws of the State of New York, without regard to conflicts or choice of law roles or principles. Each of the Company and the Holder submits to the exclusive jurisdiction and venue of the federal and state courts of New York, County of Westchester, to resolve all issues that may arise out of or relate to this Warrant. The parties waive any right to a jury trial.

         10.      Miscellaneous.
                  -------------

         (a) Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and all Holders hereof.

         (b)      U.S. Dollars. All references in this Warrant to "dollars"
                                                                   -------
or "$" shall mean the U.S. dollar.
    -

         (c) Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

         (d) Descriptive Headings. The descriptive headings of the several sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

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         (e)      Business Day. For purposes of this Warrant, the term
"business day" means any day, other than a Saturday or Sunday or a day on
 ------------
which banking institutions in New York, New York or the city and state provided in Section 8 hereof for notices to the Company, are authorized or obligated by law, regulation or executive order to close.

         (f) Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

         (g) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         (h) Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns, including all Holders.

         (i) Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement until (A) in the case of representations and warranties, three (3) years after the date hereof and (B) in the case of covenants, until such time as the Holder no longer holds either of the Warrant or any Warrant Shares.

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

         IN WITNESS WHEREOF, the undersigned have executed this Warrant as of the date first written above.

APPLIED DIGITAL SOLUTIONS, INC.


By:  /s/ Jerome C. Artigliere
     ----------------------------------------------
     Name:  Jerome C. Artigliere
     Title: Chief Operating Officer




IBM CREDIT CORPORATION


By:  /s/ Susan Brubaker
     ----------------------------------------------
For: Name:  Steven A. Flanagan
     Title: Manager, Special Handling

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                                                   APPENDIX A -- DEFINITIONS
                                                   -------------------------


         "Acquisition Transaction" shall mean (i) the sale, lease or other
          -----------------------
transfer, in one or a series of transactions, of all or substantially all of the Company's assets to any person or Group, or (ii) the consummation of any transaction or series of transactions the result of which is that any person or Group beneficially owns, directly or indirectly, 50% or more of the voting power or the voting stock of the Company.

         "Affiliate" shall mean any entity directly or indirectly controlled
          ---------
by, controlling or under common control with another entity.

         "Board" shall mean the Board of Directors of the Company.
          -----

         "Cashless Exercise" shall have the meaning specified in Section
          -----------------
l(b) of the Warrant.

         "Company" shall have the meaning specified in the initial paragraph
          -------
of the Warrant.

         "Company Acquiror" means the person or Group (i) to whom the
          ----------------
Company's assets are transferred as described in clause (i) of the definition of Acquisition Transaction or (ii) that would beneficially own 50% or more of the voting power or voting stock of the Company as described in clause (ii) of such definition.

         "Common Stock" shall mean the common shares of the Company.
          ------------

         "Demand Registration Rights" shall mean a right of the Holder under
          --------------------------
Appendix C(b).
-------------

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as
          ------------
amended.

         "Exercise Period" shall have the meaning specified in Section l(a)
          ---------------
of the Warrant.

         "Group" shall have the meaning specified in Section 13(d)(3) of the
          -----
Exchange Act.

         "IBM" shall have the meaning specified in the initial paragraph of
          ---
the Warrant.

         "Holder" shall have the meaning specified in the initial paragraph
          ------
of the Warrant.

         "Market Price" shall mean the following: (i) the average of the
          ------------
closing sale prices for the shares of Common Stock as reported on the principal trading market for the Common Stock for the five (5) consecutive trading days immediately preceding such date, or if no sale price is so reported for such period, the last bid price for such period, or (ii) if the foregoing does not apply, the last sale price of such security in the over-the-counter market on the pink sheets or bulletin board for such security on the last trading day immediately preceding such date, or if no sale price is so reported for such security, the average of the last bid and ask price for such security on the last trading day immediately preceding such date, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder, with the costs of the appraisal to be borne by the Company,


                                     1

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

provided, however, that for purposes of determining Warrant Value in
--------  -------
accordance with Section 6 in the event of a Stock Acquisition, Market Price shall have the meaning as sot forth in the definition of "Warrant Value".

         "Person" or "person" shall mean all natural persons, corporations,
          ------      ------
business trusts, associations, companies, partnerships, joint ventures, governments, agencies, political subdivisions and other entities.

         "Piggyback Registration Right" shall mean a right of the Holder
          ----------------------------
under Appendix C(a).
      -------------

         "Purchase Price" shall mean $0.15 (fifteen cents) per share of
          --------------
Common Stock, as may be adjusted from time to time pursuant to Appendix B.
                                                               ----------

         "Registrable Securities" shall mean the Warrant Shares issued or
          ----------------------
issuable with respect to the Warrant.

         "Registration Expenses" shall mean all expenses incident to the
          ---------------------
Company's performance of or compliance with the registration provisions of Appendix C herein, including without limitation (i) all fees and expenses of
----------
compliance with federal securities and state securities laws; (ii) all U.S. Securities and Exchange Commission and state securities laws filing fees;
(iii) all printing expenses; (iv) all fees and disbursements of counsel for the Company; and (v) all fees and disbursements of accountants of the Company, but excluding (i) underwriter's discounts relating to securities sold by the Selling Holder; (ii) filings made with the NASD and counsel fees in connection therewith; and (iii) fees and disbursements of counsel for the Selling Holder.

         "Registration Rights" shall mean the Piggyback Registration Right,
          -------------------
the Demand Registration Rights and the S-3 Registration Rights set forth in Appendix C.
----------

         "S-3 Registration Rights" shall mean a right of the Holder under
          -----------------------
Appendix C(c).
-------------

         "Securities Act" shall mean the Securities Act of 1933, as amended.
          --------------

         "Selling Holder" shall have the meaning specified in Appendix
          --------------                                      --------
C(d)(ii) of the Warrant.
--------

         "Stock Acquisition" shall mean an Acquisition Transaction described
          -----------------
in clause (ii) of the definition of Acquisition Transaction.

         "Warrant" shall have the meaning specified in the initial paragraph
          -------
of the Warrant.

         "Warrant Shares" shall mean 2,894,714 shares of Common Stock, as
          --------------
may be adjusted from time to time pursuant to Appendix B.
                                              ----------

         "Warrant Value" shall mean the value of this Warrant calculated as
          -------------
if the Holder had exercised this Warrant in full at such time by Cashless Exercise pursuant to Section 1(b) hereof, except that Market Price for purposes of determining Warrant Value in the event of a Stock Acquisition shall be equal to the per share consideration paid in the Stock Acquisition.



                                     2

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                                       APPENDIX B -- ANTIDILUTION PROVISIONS
                                       -------------------------------------


         (a)      Diluting Issuances.

                  (i) Special Definitions. For purposes of this Appendix B, the following definitions shall apply: (A) "Option" shall mean
----------                                              ------
rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities; (B) "Conversion Date" shall mean the
                                             ---------------
first day of the Exercise Period; (C) "Convertible Securities" shall mean
                                       ----------------------
any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock; (D) "Additional Shares of Common Stock" shall mean all shares of Common Stock
 ---------------------------------
issued (or, pursuant to (a)(iii) below, deemed to be issued) by the Company after the Conversion Date other than shares of Common Stock issued upon exercise of this Warrant.

                  (ii) No Adjustment of Purchase Price. No adjustments to the Purchase Price under this Appendix B shall be made unless the
                                 ----------
consideration per share (determined pursuant to (a)(v) below) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Purchase Price in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock. Notwithstanding anything to the contrary contained herein, no adjustments to the Purchase Price under this Appendix B shall be made for Common Stock
                              ----------
issued or deemed to be issued upon the conversion of convertible preferred stock of the Company issued and outstanding as of the date hereof.

                  (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock. If the Company at any time or from time to time after the Conversion Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to (a)(v) below) of such Additional Shares of Common Stock would be less than the Purchase Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                           (A)      No further adjustment in the Purchase
Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                           (B)      If such Options or Convertible
Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, upon the exercise, conversion or exchange thereof, the Purchase Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                           (C)      Upon the expiration or termination of
any unexercised Option, the Purchase Price shall be readjusted, and the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Purchase Price;

                           (D)      In the event of any change in the number
of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Purchase Price then in effect shall forthwith be readjusted to such Purchase Price as would have been obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

                           (E)      No readjustment pursuant to Clause (B)
or (D) above shall have the effect of increasing the Purchase Price to an amount which exceeds the lower of (i) the Purchase Price on the original adjustment date, or (ii) the Purchase Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                  (iv) Adjustment of Purchase Price Upon Issuance of Additional Shares of Common Stock. In the event the Company shall at any time after the Conversion Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to (a)(iii) above, but excluding shares issued as a dividend or distribution or upon a stock split or combination as provided in (b) below), without consideration or for a consideration per share less than the Purchase Price in effect on the date of and immediately prior to such issue, then and in such event, such Purchase Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Purchase Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Purchase Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided that,
(i) for the purpose of this (a)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding (other than shares excluded from the definition of "Additional Shares of Common Stock" by virtue of (a)(i)(D) above), and (ii) the number of shares of Common Stock deemed issuable upon conversion of such outstanding Options and Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Options or Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                  (v) Determination of Consideration. For purposes of section (a), the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                           (A)      Cash and Property: Such consideration
shall (I) insofar as it consists of cash, be computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends; (II) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board; and (III) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board.

                           (B)      Options and Convertible Securities. The
consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to (a)(iii) above, relating to Options and Convertible Securities, shall be determined by dividing (x) the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (vi) Multiple Closing Dates. In the event the Company shall issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of capital stock, and such issuance dates occur within a period of no more than 60 days, then the Purchase Price shall be adjusted only once on account of such issuances, with such adjustment to occur upon the final such issuance (but not later than ten days prior to the end of the Exercise Period) and to give effect to all such issuances as if they occurred on the date of the final such issuance.

         (b) Recapitalizations. If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

         (c) Mergers; Transfer of Assets. Subject to Section 6 of the Warrant, if there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than

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

a subdivision or combination as provided for in (b) above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holder of this Warrant, such that the provisions set forth in this Appendix B (including provisions with respect
                             ----------
to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

         (d) Adjustment in Number of Warrant Shares. When any adjustment is required to be made in the Purchase Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

         (e) Certificate of Adjustment. When any adjustment is required to be made pursuant to this Appendix B, the Company shall promptly mail to
                            ----------
the Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following such adjustment.

         (f) Adjustments for Non-Stock Dividends and Distributions. In the event that the Company shall issue or pay to holders of Common Stock a dividend or other distribution payable other than in securities of the Company, then and in each such event provision shall be made so that Holder shall receive upon exercise of this Warrant, in addition to the Warrant Shares issued upon exercise, the dividend or other distribution which Holder would have received if it had been the holder of such Warrant Shares at the time of such dividend or other distribution.

         (g)      Other Notices. In case at any time:

                  (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

                  (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

                  (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

                  (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, meager, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

         (h) Certain Events. If, at any time during the Exercise Period, any event occurs of the type contemplated by the adjustment provisions of this Appendix B but not expressly provided for by such
                   ----------
provisions, the Company will give notice of such event, and the Board will make an appropriate adjustment in the Purchase Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the Holder shall be neither enhanced nor diminished by such event. The Company agrees that any Options or Convertible Securities issued during the Exercise Period shall be fixed at a sum certain.

                                          APPENDIX C -- REGISTRATION RIGHTS
                                          ---------------------------------


         (a)      Piggyback Registration.

                  (i) Participation. If the Company elects to file a registration statement under the Securities Act coveting the offer and sale of any Common Stock (or equity securities converted into Common Stock) in connection with any public offering, (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation), the Company shall give reasonable written notice thereof to the Holder before filing and in any event as soon as practicable and in reasonable time to allow Holder to provide any notice required to fermented in this Appendix C. Subject to paragraph (h) of this Appendix C, the Holder
        ----------                                   ----------
shall have a Piggyback Registration Right to participate in such offering on a pro rata basis with the Company and any other Holders upon the giving of notice to the Company. If the Holder notifies the Company of its intent to exercise such Piggyback Registration Right, subject to (a)(ii) below, the Company shall include in such registration statement such number of shares of Registrable Securities as requested by the Holder. Such Registrable Securities shall be included in the underwriting for the public offering on the same terms and conditions as the securities otherwise being sold in such offering.

                  (ii) Underwriters' Cutback. If, in the opinion of the managing underwriter of such offering the inclusion of all of the shares of Registrable Securities and other Common Stock requested to be registered would be inappropriate, then the number of shares of Registrable Securities and other Common Stock to be included in the offering shall be reduced, with the participation in such offering to be in the following order of priority:
(1) first, securities to be issued by the Company shall be included, and (2) second, any other Common Stock required to be included pursuant to any demand registration right granted to such other holder of Common Stock shall be included, and (3) third Registrable Securities and any other Common Stock requested to be included, on a pro rata basis (based upon the number of registrable securities owned by the Holder and the holders of Common Stock requesting participation in the offering), shall be included.

                  (iii) Registrant Controls. The Company may decline to file a Registration Statement after giving notice to any Holder, or withdraw a Registration Statement after filing and after such notice, but prior to the effectiveness thereof, provided that such registrant shall promptly notify each Holder of Registrable Securities in writing of any such action and provided further that such registrant shall bear all reasonable expenses incurred by such Holder of Registrable Securities or otherwise in connection with such withdrawn Registration Statement.

                  (iv) Underwriting Agreement. In connection with any registration under this Section (a) involving an underwriting the Company shall not be required to include any Registrable Shares in such registration unless the Holder accepts the terms of the underwriting as determined by the underwriters selected by the Company (provided that such terms must be consistent with this Agreement and provided, further, that any inability of the Holder to agree with the underwriters shall not restrict the ability of the Company to proceed with the registration).

         (b)      Demand Registration Rights.

                  (i) In General. Subject to paragraph (h) of this Appendix C and clause (ii) of this Section (b), the Holder may request on
----------
one occasion by written notice to the Company that the Company file a Registration Statement under the Securities Act covering the Registrable Securities at any time, provided, however, that the Holder shall not exercise such Demand Registration Right unless the reasonably anticipated aggregate price to the public, net of underwriting discounts and commissions, is in excess of $500,000.

                  (ii) Effectiveness. Subject to the following sentences, the Company shall be obligated to prepare, file and use its best efforts to cause a Registration Statement to become effective in connection with each Demand Registration requested pursuant to (b), and to remain effective for a period of ninety days or until the sale of all securities registered thereunder. If (A) the Company withdraws a Registration Statement filed pursuant to a Demand Registration prior to the effectiveness thereof, or (B) the sale of securities to which a Registration Statement filed pursuant to a Demand Registration applies is not consummated other than by action of the Selling Holder, such Registration Statement shall not be counted in determining the number of registrations in which Holders securities have been included or otherwise adversely affect Holder's rights hereunder.

                  (iii) Piggyback Registrations on Demand Registration Rights. The Company and other holders of Common Stock of the Company may include such securities in registrations made pursuant to (b) only if the managing underwriter concludes that such inclusion will not in interfere with the successful marketing of all the Registrable Securities requested to be included in such registration.

                  (iv) Managing Underwriter. The managing underwriter or underwriters of any underwritten public offering covered by a Demand Registration shall be selected by the Holders of a majority of the shares of Registrable Securities that participate in such registration, subject to the approval of the Board, which approval shall not be unreasonably withheld.

                  (v) Company's Right to Defer. If the Company is requested to effect a Demand Registration and the Company furnishes to the Holders of Registrable Securities requesting such registration a copy of a resolution of the Board certified by the Secretary of the Company stating that in the good faith judgment of the Board it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed on or before the date such filing would otherwise be required hereunder and stating the basis of such good faith judgment, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request for such registration from the Holder or Holders of Registrable Securities requesting such registration; provided that during such time the Company may not file a registration statement (other than a registration statement on Form S-4 or Form S-8 or a registration statement already approved by the Board) for securities to be issued and sold for its own account or that of anyone than the Holder or Holders of Restricted Stock requesting such registration.

         (c)      Registration on Form S-3.

                  (i) The Company will use its best efforts to qualify for the registration of its securities on Form S-3 (or any successor form). Subject to paragraph (h) of this Appendix C if the Holder requests that the
                                 ----------
Company file a Registration Statement on Form S-3 (or any successor form) for a public offering of Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $500,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Shares to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder may reasonably request; provided, however, that the Company shall not be
                    --------  -------
required to effect more than two (2) such registrations at the request of the Holder. The Company shall prepare and file any amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities.

                  (ii) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this section (c): (A) if the Company, within ten days of the receipt of the request of the Holder pursuant to (c)(i) above, gives notice of its bona fide intention to effect the filing of a Registration Statement with the U.S. Securities and Exchange Commission within ninety days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities); or (B) during the period starting with the date sixty days prior to the Company's estimated date of filing of, and effective date of any Registration Statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith
               --------
all reasonable effort to cause such Registration Statement to become effective.

         (d)      Indemnification.

                  (i) Indemnification by the Company. The Company agrees to indemnify and hold harmless any Holder of Registrable Securities which has included Registrable Securities in a registration statement, its officers, directors and agents and each Person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable attorneys fees and costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or final prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission based upon information furnished in writing to Company by the Holder of the Registrable Securities or on such Holder's behalf expressly for use therein; provided, that with respect to any untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned if it is determined that it was the responsibility of the Holder of such Registrable Securities to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Holder of such Registrable Securities provided in this section (d).

                  (ii) Indemnification by the Holder of Registrable Securities. The Holder of Registrable Securities, to the extent it is selling Registrable Securities ("Selling Holder"), agrees to indemnify and
                                 --------------
hold harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Selling Holder, but only with respect to, and to the extent that, information furnished in writing by the Selling Holder or on the Selling Holder's behalf expressly for use in any registration statement or final prospectus relating to the Registrable Securities (or any amendment or supplement thereto, or any preliminary prospectus) which contained an untrue statement or alleged untrue statement of a material fact or omitted or allegedly omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Notwithstanding anything to the contrary contained herein, the liability of the Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense that is equal to the proportion that the public offering price of the shares of Registrable Securities sold by the Holder bears to the total public offering price of all securities sold in such offering. In case any action or proceeding shall be brought against the Company or its directors or officers, or any such controlling Person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its directors or officers or such controlling Person shall have the rights and duties given to such Selling Holder, by the preceding subsection. The Selling Holder also agrees to indemnify and hold harmless the underwriters on substantially the same basis of that of the indemnification of the Company provided in the preceding subsection.

         (e) Contribution. If the indemnification provided for in this Appendix C is unavailable to the Company, the Selling Holder or the
----------
underwriters in respect of any losses, claims, damages, liabilities, expenses or judgments referred to herein, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses and judgments (i) as between the Company and the Selling Holder on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holder on the one hand and the underwriters on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Holder on the one hand and of the underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or judgments, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holder on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holder bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, expenses or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this section, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (f)      Registration Expenses and Enforcement.

                  (i) Registration Rights. The Company shall bear all Registration Expenses incurred in connection with Piggyback Registration Rights, Demand Registration Rights and S-3 Registration Rights.

                  (ii) Expenses of Registrant. The Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with any listing of the securities to be registered on a securities exchange, and the fees and expenses of any person, including special experts, retained by the Company.

                  (iii)    Enforcement of Registration Rights.
Notwithstanding anything to the contrary contained herein, the Company hereby agrees that each Holder of Registrable Securities shall be entitled to specific performance of the registration rights hereunder, and that the Company shall pay any expenses, including without limitation attorneys' fees, in connection with the enforcement by any Holder of such specific performance.

         (g) Assignment of Registration Rights. Any of the rights of the Holders hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, may be assigned by each Holder to any transferee of all or any portion of the Warrant or the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (A) the name and address of such transferee or assignee, and (B) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (iv) such transfer shall have been made in accordance with the applicable requirements of the Warrant. The transferee, by acceptance of the transfer of any registration rights hereunder, acknowledges that it takes such rights subject to the terms and conditions hereof. Upon any transfer of less than all of its Registrable Securities, the Holder retains registration rights with respect to Registrable Securities held by it.

         (h) Exercise of Registration Rights. Notwithstanding anything to the contrary contained herein, the Holder agrees not to exercise any of its registration rights set forth in this Appendix C at any time that it is
                                          ----------
able to sell all of its Registrable Securities under Rule 144 of the Securities Act in a single transaction without exceeding the volume limitations thereunder.

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